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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 30, 2004

                           ALLIS-CHALMERS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

        1-2199                                          39-0126090
(Commission File Number)                    (I.R.S. Employed Identification No.)

                5075 WESTHEIMER, SUITE 890, HOUSTON, TEXAS 77056
               (Address of Principal Executive Offices) (Zip Code)

                                 (713) 369-0550
              (Registrant's Telephone Number, Including Area Code)

                  7660 WOODWAY, SUITE 200, HOUSTON, TEXAS 77063
          (Former Name of Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[  ]  Written Communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the exchange ct
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Allis-Chalmers Corporation (the "Company") on September 30, 2004, entered into an Agreement and Plan of Merger which was filed with the Secretary of State of Texas and became effective on September 30, 2004, pursuant to which a subsidiary of the Company was merged with and into Jens' Oil Field Service, Inc. ("JOS"). As a result of the merger, Jens H. Mortensen, Jr.'s 19% interest in JOS was converted into 1,300,000 shares of common stock of the Company. The Company now owns 100% of JOS. Mr. Mortensen is a director and President and Chief Operating Officer of the Company and President of JOS.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

Allis-Chalmers Corporation (the "Company") on September 30, 2004, entered into an Agreement and Plan of Merger which was filed with the Secretary of State of Texas and became effective on September 30, 2004, pursuant to which a subsidiary of the Company was merged with and into Jens' Oil Field Service, Inc. ("JOS"). As a result of the merger, Jens H. Mortensen, Jr.'s 19% interest in JOS was converted into 1,300,000 shares of common stock of the Company. The Company now owns 100% of JOS. The shares of common stock of the Company issued to Mr. Mortensen were exempt from registration under Section 4(2) of the Securities Act of 1933, as amended. Mr. Mortensen is a director and President and Chief Operating Officer of the Company and President of JOS.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS. There are hereby filed as exhibits the documents listed on the Exhibit Index to this Report.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ALLIS-CHALMERS CORPORATION

                                                By: /S/ Victor M. Perez
                                                --------------------------------
                                                Victor M. Perez
                                                Chief Financial Officer
Date:  October 5, 2004




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                                  EXHIBIT INDEX

EXHIBIT           DESCRIPTION
-------           -----------

10.59             Agreement and Plan of Merger dated September 30, 2004